                              MICHAELS STORES, INC.

                              AMENDED AND RESTATED
                     KEY EMPLOYEE STOCK COMPENSATION PROGRAM


     1. PURPOSE. The Michaels Stores, Inc. Key Employee Stock Compensation Program, as amended and restated (the "Program"), is intended to secure for Michaels Stores, Inc. (the "Company") and its shareholders the benefits arising from ownership of the Company's common stock ("Common Stock") by those selected executive and other key employees of the Company who will be responsible for its future growth. The Program is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and to provide key employees with an additional incentive to contribute to the success of the Company.

     2. PROGRAM PARTS. In order to maintain flexibility in the award of stock benefits, the Program is comprised of four parts: the Incentive Stock Option Plan, as amended and restated (the "Incentive Plan"), the Non-Statutory Stock Option Plan, as amended and restated (the "Non-Statutory Plan"), the Stock Appreciation Rights Plan, as amended and restated (the "SAR Plan"), and the Restricted Stock Plan, as amended and restated (the "Restricted Stock Plan"). Copies of the Incentive Plan, Non-Statutory Plan, SAR Plan and Restricted Stock Plan are attached hereto and are collectively referred to herein as the "Plans". The grant of an option, appreciation right or restricted stock award under one of the Plans ("Rights") shall not be construed to prohibit the grant of Rights under any other Plan.

     3. APPLICABILITY OF GENERAL PROVISIONS. Unless any Plan specifically indicates to the contrary, all Plans shall be subject to the General Provisions of the Program set forth below.

     4. ADMINISTRATION OF THE PLANS. The Plans shall be administered, construed, governed and amended in accordance with the General Provisions and their respective terms.


                          GENERAL PROVISIONS OF PROGRAM

     ARTICLE 1. ADMINISTRATION. The program shall be administered by the Board of Directors of the Company (the "Board of Directors" or "Board") or by a Stock Option Committee (the "Committee") of not less than two directors of the Company appointed by the Board of Directors. All of the members of the Committee are intended at all times to qualify as "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as in effect from time to time (the "Code") and as "Non-Employee Directors" within the meaning of Rule 16b-3 ("Rule 16b-3") under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); provided, however, that the failure of a member of the Committee to so qualify shall not be deemed to invalidate any Right granted under any of the Plans.

     ARTICLE 2. AUTHORITY. Subject to the other provisions of the Program, and with a view to effecting its purpose, the Board and the Committee shall have full and final authority and discretion:

            (a)  to constitute and interpret the Program;

            (b)  to define and interpret the terms used herein;

            (c) to prescribe, amend and rescind rules and regulations relating to the Program;

            (d) to determine the employees to whom Rights shall be granted under the Program;

            (e) to determine the time or times at which Rights shall be granted under the Program;

            (f) to determine the number of shares subject to each Right, the price and the duration of each Right;

            (g) to determine and interpret all of the other terms and conditions of Rights;

            (h) to remove or relax restrictions on the terms and conditions of the Rights, including, without limitation, the power to accelerate vesting schedules of the Rights; and

            (i) to make all other determinations necessary or advisable for the administration of the Program and to do everything necessary or appropriate to administer the Program.

Any determination or interpretation by the Board or the Committee, as applicable, under the Program, any Plan or any Right or any instrument evidencing a Right will be final and conclusive; provided, that in the event the Board and the Committee shall disagree with respect to such determination or interpretation, the Board's determination or interpretation will be final.

Notwithstanding any provision of the Program or the Plans to the contrary, the Committee will have exclusive authority and discretion to take any action required as permitted to be taken under the provisions of Articles 2, 4, 6 and 7 hereunder and Sections 3, 4 and 7 of the Incentive Plan, 3, 4 and 5 of the Non-Statutory Plan, 2, 3 and 5 of the SAR Plan, and 2(a), 2(b) and 2(d) of the Restricted Stock Plan that are intended to comply with the requirements of Section 162(m) of the Code.

     ARTICLE 3.  MAXIMUM NUMBER OF SHARES SUBJECT TO THE PROGRAM.  Subject to
Article 7, the maximum aggregate number of shares of Common Stock subject to the Program shall be 3,000,000. If any Rights granted under the Program expire or terminate for any reason before they have been exercised in full, the unpurchased shares subject to expiration or termination shall again be available for the purposes of the Program.

     ARTICLE 4. ELIGIBILITY AND PARTICIPATION. Only regular full-time employees of the Company or of any parent or subsidiary of the Company shall be eligible for selection by the Board or the Committee, as applicable, to participate in the Program. No director of the Company will be eligible to receive any Rights under the Program. Although Directors are not eligible to participate in the Program, they are not necessarily prohibited from participation in, or from receiving Rights under, any other Company plan.

     ARTICLE 5. EFFECTIVE DATE OF PROGRAM. This amendment and restatement of the Program shall become effective upon its adoption by the Board of Directors of the Company.

     ARTICLE 6. TERMINATION AND AMENDMENT OF PROGRAM. The Program shall terminate on February 24, 2002. No Rights shall be granted under the Program after that date. Subject to the limitation contained in Article 8 of the General Provisions, the Board or the Committee, as applicable, may at any time amend or revise the terms of the Program, including the form and substance of the option, appreciation right and restricted stock agreements to be used hereunder.

     ARTICLE 7. ADJUSTMENTS. If the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which Rights may be granted under the Program. A corresponding adjustment changing the number or kind of shares allocated to unexercised Rights or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding options and appreciation rights shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Right, but with a corresponding adjustment in the price for each share covered by the Right.

     ARTICLE 8. PRIOR RIGHTS AND OBLIGATIONS. No amendment, suspension or termination of the Program shall, without the consent of the employee who has received a Right, alter or impair any of that employee's rights or obligations under any Right granted under the Program prior to that amendment, suspension or termination.

     ARTICLE 9. PRIVILEGES OF STOCK OWNERSHIP. Notwithstanding the exercise of any option granted pursuant to the terms of the Program, no employee shall have any of the rights or privileges of a shareholder of the Company in respect of any shares of stock issuable upon the exercise of his or her Right until certificates representing the shares have been issued and delivered.
No shares shall be required to be issued and delivered upon exercise of any Right until all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities shall have been fully complied with.

     ARTICLE 10. RESERVATION OF SHARES OF COMMON STOCK. During the term of the Program, the Company will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Program. In addition, the Company will from time to time, as is necessary to accomplish the purposes of the Program, seek or obtain from any regulatory agency having jurisdiction any requisite authority in order to issue shares of Common Stock hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance of any shares of its stock hereunder shall relieve the Company of any liability in respect of the non-issuance of the stock as to which the requisite authority shall not have been obtained.

     ARTICLE 11. TAX WITHHOLDING. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any benefit realized by a participant under the Plans, or is requested by a participant to withhold additional amounts with respect to such taxes, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the realization of such benefit that the participant make arrangements satisfactory to the Company for payment of the balance of such taxes required or requested to be withheld. In addition, if permitted by the Committee or the Board, a participant may elect to have any withholding obligation of the Company satisfied with shares of Common Stock that would otherwise be transferred to the participant on exercise of the Rights.

                              AMENDED AND RESTATED
                           INCENTIVE STOCK OPTION PLAN


     SECTION 1. PURPOSE. The purpose of this Michaels Stores, Inc. (the "Company") Incentive Stock Option Plan, as amended and restated (the "Plan"), is to promote the growth and general prosperity of the Company by permitting the Company to grant options to purchase shares of its Common Stock to its full-time, key employees. This Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries and to provide key employees with an additional incentive to contribute to the success of the Company. The Company intends that options granted pursuant to this Plan will qualify as "incentive stock options" within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"). This Plan is a part of the Company's Key Employee Stock Compensation Program (the "Program"). Unless any provision herein indicates to the contrary, this Plan shall be subject to the General Provisions of the Program.

     SECTION 2. OPTION TERMS AND CONDITIONS. The Terms and conditions of options granted under this Plan may differ from one another as the Board or the Committee, as applicable, shall, in its discretion, determine so long as all options granted under this Plan satisfy the requirements of this Plan.

     SECTION 3. DURATION OF OPTIONS. Each option granted pursuant to this Plan and all rights thereunder shall expire on the date determined by the Board or the Committee, as applicable, but in no event shall any option granted under this Plan expire earlier than one year or later than ten years from the date on which the option is granted. In addition, each option shall be subject to early termination as provided in this Plan.

     SECTION 4. PURCHASE PRICE. The purchase price for shares acquired pursuant to the exercise in whole or in part, of any option shall not be less than the fair market value of the shares at the time of the grant of the option. Fair market value shall be determined by the Committee on the basis of such factors as it deems appropriate; provided that if at the time the determination of fair market value is made, those shares are admitted to trading on a national securities exchange for which sale prices are regularly reported, the fair market value of those shares shall not be less than the lower of (i) the mean between the closing bid and asked prices reported for, or (ii) the last trade price of a 100 share lot of, the Common Stock on that exchange on the date or most recent trading day preceding the date on which the option is granted. For purposes of the preceding sentence, the term "national securities exchange" shall include the National Association of Securities Dealers Automated Quotation System and the over-the-counter market.

     SECTION 5. LIMITATIONS ON CERTAIN OWNERS OF COMMON STOCK. Notwithstanding anything herein to the contrary, if an employee owns directly or indirectly Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company and its subsidiaries on the date of grant of an option, the option exercise price shall not be less than 110% of the fair market value of the Common Stock subject to the option on the date of grant and such option shall not be exercisable for more than five years from the date of grant.

     SECTION 6. MAXIMUM AMOUNT OF OPTIONS IN ANY CALENDAR YEAR. The maximum aggregate fair market value of Common Stock, determined at the time the option is granted, with respect to which incentive stock options, as defined in Section 422(b) of the Code, are exercisable for the first time by any employee during any calendar year under all incentive stock option plans of the Company and its subsidiaries shall not exceed $100,000. This limitation shall apply to options granted under this Plan after December 31, 1986. Any option granted under the Program and first exercisable in excess of the foregoing limitations shall be considered granted pursuant to the Company's Non-Statutory Stock Option Plan, and shall be clearly and specifically designated as not being an incentive stock option.

     SECTION 7. EXERCISE OF OPTIONS. Each option shall be exercisable in one or more installments during its term, and the right to exercise may be cumulative as determined by the Board or the Committee, as applicable. No option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid at the time of exercise of the option either (i) in cash, (ii) by certified or cashier's check, (iii) by delivery of shares of Common Stock, if permitted by the Board or the Committee, as applicable, (iv) by delivery of a copy of irrevocable instructions from the option holder to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares purchased upon exercise of the option or pledge them as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price or (v) by cash or certified or cashier's check for the par value of the stock plus a promissory note for the balance of the exercise price, which note shall provide for full personal liability of the maker and shall contain such other terms and provisions as the Board or the Committee, as applicable, may determine, including without limitation the right to repay the note partially or wholly with Common Stock. If any portion of the purchase price or a note given at the time of exercise is paid in shares of Common Stock, those shares shall be tendered at their then fair market value as determined by the Board or the Committee, as applicable, in accordance with Section 4 of this Plan.

     SECTION 8. ACCELERATION OF RIGHT OF EXERCISE OF INSTALLMENTS. Notwithstanding the first sentence of Section 7 of this Plan, in the event the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger or other reorganization, liquidation, or otherwise, any option granted pursuant to this Plan shall become immediately exercisable with respect to the full number of shares subject to that option during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets or stock of the Company and ending when the disposition of assets or stock contemplated by that agreement is consummated or the option is otherwise terminated in accordance with its provisions or the provisions of this Plan, whichever occurs first; provided that no option shall be immediately exercisable under this Section 8 on account of any agreement of merger or other reorganization where the shareholders of the Company immediately before the consummation of the transaction will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity (whether the Company or some other entity) immediately after the consummation of the transaction. In the event the transaction contemplated by the agreement referred to in this
Section 8 is not consummated, but rather is terminated, canceled or expires, the options granted pursuant to this Plan shall thereafter be treated as if that agreement had never been entered into.

     Notwithstanding the first sentence of Section 7 of this Plan, in the event of a change in control or threatened change in control of the Company, all options granted prior to such change in control or threatened change in control shall become immediately exercisable. The term "control" for purposes of this Section 8 shall refer to the acquisition of 10% or more of the voting securities of the Company by any person or by persons acting as a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended; provided that for purposes of this Plan, no change in control or threatened change in control shall be deemed to have occurred if prior to the acquisition of, or offer to acquire, 10% or more of the voting securities of the Company, the full Board of Directors shall have adopted by not less than two thirds vote a resolution specifically approving such acquisition or offer. The term "person" for purposes of this Section 8 refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     SECTION 9. WRITTEN NOTICE REQUIRED. Any option granted pursuant to this Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company.

     SECTION 10. LIMITATION ON EXERCISE. Notwithstanding Sections 7 and 8 of this Plan, no option granted to an employee pursuant to this Plan shall be exercisable while there is outstanding any other incentive stock option previously granted to such employee to purchase Common Stock of the Company or shares in a corporation which, at the time of the granting of such option, is a subsidiary of the Company, or is a predecessor corporation, as referred to in Section 422(b)(7) of the Code, of any such corporation. For this purpose, an incentive stock option shall be treated as outstanding until that option is exercised in full or expires solely by reason of the passage of time. This Section 10 shall not apply to any option granted to an employee pursuant to this Plan after December 31, 1986.

     SECTION 11. COMPLIANCE WITH SECURITIES LAWS. Shares of Common Stock shall not be issued with respect to any option granted under this Plan unless the exercise of that option and the issuance and delivery of those shares pursuant thereto shall comply with all relevant provisions of state and federal law, including without limitation the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or market upon which the shares may then be listed or traded and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may also require an employee to whom an option has been granted ("Optionee") to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restriction imposed by law, legend, condition or otherwise, that the shares are being purchased only for investment and without any present intention to sell or distribute the shares in violation of any state or federal law, rule or regulation. Further, each Optionee shall consent to the imposition of a legend on the certificate representing the shares of Common Stock issued upon the exercise of the option restricting their transferability as required by law or by this Section.

     SECTION 12. EMPLOYMENT OF OPTIONEE. Each Optionee, if requested by the Board or the Committee, as applicable, must agree in writing as a condition of receiving his or her option, to remain in the employ of the Company, or any of its subsidiaries, following the date of the granting of that option for a period specified by the Board or the Committee, as applicable, which period shall in no event exceed three years. Nothing in this Plan or in any option granted hereunder shall confer upon any Optionee any right to continued employment by the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment.

     SECTION 13. OPTION RIGHTS UPON TERMINATION OF EMPLOYMENT. If an Optionee ceases to be employed by the Company or any subsidiary for any reason other than retirement, death or disability, his or her option shall immediately terminate; provided that the Committee may, in its sole discretion, allow the option to be exercised (either to the extent exercisable by its terms on the date of termination of employment or as otherwise specified by the Board or the Committee, as applicable) at any time after the date of termination of employment, until either the option or this Plan otherwise provides for termination. An employee retiring under a qualified retirement plan of the Company shall automatically be allowed a three month period following termination due to retirement in which to exercise his or her option.

     SECTION 14. OPTION RIGHTS UPON DISABILITY. If an Optionee becomes disabled within the meaning of Section 105(d)(4) of the Code while employed by the Company or any subsidiary, the Board or the Committee, as applicable, in its discretion, may allow the option to be fully exercised, at any time within one year after the date of such termination, unless either the option or this Plan otherwise provides for earlier termination.

     SECTION 15. OPTION RIGHTS UPON DEATH OF OPTIONEE. Except as otherwise limited by the Board or the Committee, as applicable, at the time of the grant of an option, if an Optionee dies while employed by the Company or any subsidiary, or within three months after ceasing to be an employee thereof, his or her option shall expire one year after the date of death unless by its terms it expires sooner. During this one year or shorter period, the option may be fully exercised to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution.

     SECTION 16. OPTIONS NOT TRANSFERABLE. Options granted pursuant to this Plan may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent and distribution and may be exercised during the lifetime of an Optionee only by that Optionee or by his or her guardian or legal representative.

     SECTION 17. ADJUSTMENTS TO NUMBER AND PURCHASE PRICE OF OPTIONED SHARES. All options granted pursuant to this Plan shall be adjusted in the manner prescribed by Article 7 of the General Provisions of the Program.

     SECTION 18. REPORTS TO SHAREHOLDERS. The Company shall furnish to each Optionee a copy of the annual report sent to the Company's shareholders, and to those Optionees who do not otherwise receive such material, copies of all other reports, proxy statements and other communications distributed to its shareholders generally. Upon written request, the Company shall furnish to each Optionee a copy of its most recent Form 10-K Annual Report.

     SECTION 19. MAXIMUM NUMBER OF SHARES SUBJECT TO THE PLAN. The maximum aggregate number of shares of Common Stock which may be issued pursuant to options granted pursuant to this Plan shall be 3,000,000 subject to adjustment as provided in Article 7 of the General Provisions of the Program.

                              MICHAELS STORES, INC.

                              AMENDED AND RESTATED
                         NON-STATUTORY STOCK OPTION PLAN


     SECTION 1. PURPOSE. The purpose of this Michaels Stores, Inc. (the "Company") Non-Statutory Stock Option Plan, as amended and restated (the "Plan"), is to promote the growth and general prosperity of the Company by permitting the Company to grant options to purchase shares of its Common Stock to its full-time, key employees. This Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries and to provide key employees with an additional incentive to contribute to the success of the Company. Any option granted pursuant to this Plan shall be clearly and specifically designated as not being an incentive stock option, as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"). This Plan is part of the Company's Key Employee Stock Compensation Program (the "Program").
Unless any provision herein indicates to the contrary, this Plan shall be subject to the General Provisions of the Program.

     SECTION 2. OPTION TERMS AND CONDITIONS. The terms and conditions of options granted under this Plan may differ from one another as the Board or the Committee, as applicable, shall in its discretion determine so long as all options granted under this Plan satisfy the requirements of this Plan.

     SECTION 3. DURATION OF OPTIONS. Each option granted pursuant to this Plan and all rights thereunder shall expire on the date determined by the Board or the Committee, as applicable, but in no event shall any option granted under this Plan expire later than ten years from the date on which the option is granted. In addition, each option shall be subject to early termination as provided in this Plan.

     SECTION 4. PURCHASE PRICE. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any option shall be determined by the Board or the Committee, as applicable, and shall be any lawful consideration.

     SECTION 5. EXERCISE OF OPTIONS. Each option shall be exercisable in one or more installments during its term, and the right to exercise may be cumulative as determined by the Committee. No option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid at the time of exercise of the option either (i) in cash, (ii) by certified or cashier's check, (iii) by delivery of shares of Common Stock, if permitted by the Committee, (iv) by delivery of a copy of irrevocable instructions from the option holder to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares purchased upon exercise of the option or pledge them as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price or (v) by cash or certified or cashier's check for the par value of the stock plus a promissory note for the balance of the exercise price, which note shall provide for full personal liability of the maker and shall contain such other terms and provisions as the Board or the Committee, as applicable, may determine, including without limitation the right to repay the note partially or wholly with Common Stock. If any portion of the purchase price or a note given at the time of exercise is paid in shares of Common Stock, those shares shall be tendered at their then fair market value. Fair market value shall be determined by the Board or the Committee, as applicable, on the basis of such factors as it deems appropriate; provided that if at the time the determination of fair market value is made, those shares are admitted to trading on a national securities exchange for which sale prices are regularly reported, the fair market value of those shares shall not be less than the lower of (i) the mean between the closing bid and asked prices reported for or (ii) the last trade price of a 100-share lot of the Common Stock on that exchange on the date or most recent trading day preceding the date on which the determination is made. For purposes of the preceding sentence, the term "national securities exchange" shall include the National Association of Securities Dealers Automated Quotation System and the over-the-counter market.

     SECTION 6. ACCELERATION OF RIGHT OF EXERCISE OF INSTALLMENTS. Notwithstanding the first sentence of Section 5 of this Plan, if the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger or other reorganization, liquidation, or otherwise, any option granted pursuant to this Plan shall become immediately exercisable with respect to the full number of shares subject to that option during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets or stock of the Company and ending when the disposition of assets or stock contemplated by that agreement is consummated or the option is otherwise terminated in accordance with its provisions or the provisions of this Plan, whichever occurs first; provided that no option shall be immediately exercisable under this Section 6 on account of any agreement of merger or other reorganization where the shareholders of the Company immediately before the consummation of the transaction will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity (whether the Company or some other entity) immediately after the consummation of the transaction. In the event the transaction contemplated by the agreement referred to in this Section 6 is not consummated, but rather is terminated, canceled or expires, the options granted pursuant to this Plan shall thereafter be treated as if that agreement had never been entered into.

     Notwithstanding the first sentence of Section 5 of this Plan, in the event of a change in control or threatened change in control of the Company, all options granted prior to such change in control or threatened change in control shall become immediately exercisable. The term "control" for purposes of this Section 6 shall refer to the acquisition of 10% or more of the voting securities of the Company by any person or by persons acting as a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended; provided that for purpose of this Plan, no change in control or threatened change in control shall be deemed to have occurred if prior to the acquisition of, or offer to acquire, 10% or more of the voting securities of the Company, the full Board of Directors shall have adopted by not less than two-thirds vote a resolution specifically approving such acquisition or offer. The term "person" for purposes of this Section 6 refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     SECTION 7. WRITTEN NOTICE REQUIRED. Any option granted pursuant to this Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company.

     SECTION 8. COMPLIANCE WITH SECURITIES LAWS. Shares of Common Stock shall not be issued with respect to any option granted under this Plan unless the exercise of that option and the issuance and delivery of those shares pursuant thereto shall comply with all relevant provisions of state and federal law, including without limitation the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or market upon which the shares may then be listed or traded, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Board or the Committee, as applicable, may also require an employee to whom an option has been granted ("Optionee") to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restriction imposed by law, legend, condition or otherwise, that the shares are being purchased only for investment and without any present intention to sell or distribute the shares in violation of any state of federal law, rule or regulation. Further, each Optionee shall consent to the imposition of a legend on the certificate representing the shares of Common Stock issued upon the exercise of the option restricting their transferability as required by law or by this Section.

     SECTION 9. EMPLOYMENT OF OPTIONEE. Each Optionee, if requested by the Board or the Committee, as applicable, must agree in writing as a condition of the granting of his or her option, to remain in the employ of the Company, or any of its subsidiaries, following the date of the granting of that option for a period specified by the Board or the Committee, as applicable, which period shall in no event exceed three years. Nothing in this Plan or in any option granted hereunder shall confer upon any Optionee any right to continued employment by the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment.

     SECTION 10. OPTION RIGHTS UPON TERMINATION OF EMPLOYMENT. If an Optionee ceases to be employed by the Company or any subsidiary for any reason other than retirement, death or disability, his or her option shall immediately terminate; provided that the Board or the Committee, as applicable, may, in its sole discretion, allow the option to be exercised (either to the extent exercisable on the date of termination of employment or as otherwise specified by the Board or the Committee, as applicable) at any time after the date of termination of employment, until either the option or this Plan otherwise provides for termination. An employee retiring under a qualified retirement plan of the Company shall automatically be allowed a three month period following termination due to retirement in which to exercise his or her option.

     SECTION 11. OPTION RIGHTS UPON DISABILITY. If an Optionee becomes disabled within the meaning of Section 105(d)(4) of the Code while employed by the Company or any subsidiary, the Board or the Committee, in its respective discretion, may allow the option to be fully exercised, at any time within one year after the date of such termination, unless either the option or this Plan otherwise provides for earlier termination.

     SECTION 12. OPTION RIGHTS UPON DEATH OF OPTIONEE. Except as otherwise limited by the Board or the Committee, as applicable, at the time of the grant of an option, if an Optionee dies while employed by the Company or any subsidiary, or within three months after ceasing to be an employee thereof, his or her option shall expire one year after the date of death unless by its terms it expires sooner. During this one year or shorter period, the option may be fully exercised to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution.

     SECTION 13. OPTIONS NOT TRANSFERABLE. Options granted pursuant to this Plan may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order, and may be exercised during the lifetime of an Optionee or a permitted transferee only by that Optionee or transferee, or by his or her guardian or legal representative.

     SECTION 14. ADJUSTMENTS TO NUMBER AND PURCHASE PRICE OF OPTIONED SHARES. All options granted pursuant to this Plan shall be adjusted in the manner prescribed by Article 7 of the General Provisions of the Program.

     SECTION 15. REPORTS TO SHAREHOLDERS. The Company shall furnish to each Optionee a copy of the annual report sent to the Company's shareholders and to those Optionees who do not otherwise receive such material, copies of all other reports, proxy statements and other communications distributed to its shareholders generally. Upon written request, the Company shall furnish to each Optionee a copy of its most recent Form 10-K Annual Report.

                              MICHAELS STORES, INC.

                              AMENDED AND RESTATED
                         STOCK APPRECIATION RIGHTS PLAN


     SECTION 1. PURPOSE. The purpose of this Michaels Stores, Inc. (the "Company") Stock Appreciation Rights Plan, as amended and restated (the "Plan"), is to promote the growth and general prosperity of the Company by permitting the Company to grant stock appreciation rights for its Common Stock to its full-time, key employees. This Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries and to provide key employees with an additional incentive to contribute to the success of the Company. This Plan is part of the Company's Key Employee Stock Compensation Program (the "Program"). Unless any provision herein indicates to the contrary, this Plan shall be subject to the General Provisions of the Program.

     SECTION 2. TERMS AND CONDITIONS. The Board or the Committee may, but shall not be obligated to, authorize, on such terms and conditions as it deems appropriate in each case, the Company to accept the surrender by the recipient ("Optionee") of a stock option granted under the Incentive Stock Option Plan or the Non-Statutory Stock Option Plan ("Stock Option Plans") of the right to exercise that option, or a portion thereof, in consideration for the payment by the Company of an amount equal to the excess of the fair market value of the shares of Common Stock subject to such option, or portion thereof, surrendered over the option price of such shares ("stock appreciation right"). Such payment, at the discretion of the Board or the Committee, as applicable, may be made in shares of Common Stock valued at the then fair market value thereof, determined as provided in Section 4 of the Stock Option Plan under which the option was granted, or in cash or partly in cash and partly in shares of Common Stock. The Board or the Committee, as applicable, shall not be authorized to make payment to any Optionee in shares of Common Stock unless Section 83 of the Internal Revenue Code of 1986, as amended, would apply to the Common Stock transferred to the Optionee.

     SECTION 3. TIME LIMITATIONS. No stock appreciation right granted pursuant to this Plan may be exercised until the Company has been subject to and complied with the reporting requirements of Section 13 of the Securities Exchange Act of 1934, as amended, for a period of at least one year prior to such exercise. In addition, no stock appreciation right granted pursuant to this Plan may be exercised until six months from the date of grant of such right. Any election by an Optionee to exercise a stock appreciation right shall be subject to approval by the Board or the Committee, as applicable, and shall be made during the period beginning on the third business day following the release for publication of quarterly or annual financial information regarding the Company and ending on the twelfth business day following such date. This condition shall be deemed to be satisfied when the specified financial data appears on or in a wire service, financial news service or newspaper of general circulation or is otherwise first made publicly available. In the case of any particular exercise of a stock appreciation right, the Board or the Committee, as applicable, may waive any limitation contained in this Section which is not required for compliance with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

     SECTION 4. EXERCISE OF STOCK APPRECIATION RIGHTS; EFFECTS ON STOCK OPTIONS AND VICE-VERSA. Upon the exercise of a stock appreciation right, the number of shares available under the stock option to which it relates shall decrease by a number equal to the number of shares for which the right was exercised. Upon the exercise of a stock option, any related stock appreciation right shall terminate as to any number of shares subject to such right that exceeds the total number of shares for which the stock option remains unexercised.

     SECTION 5. TIME OF GRANT. Stock appreciation rights may be granted concurrently with the stock options to which they relate or at any time thereafter prior to the exercise or expiration of such options.

     SECTION 6. NON-TRANSFERABLE. The holder of a stock appreciation right may not transfer or assign the right otherwise than by will or in accordance with the laws of descent and distribution or pursuant to a qualified domestic relations order. Furthermore, in the event of the termination of his or her service with the Company, the right may be exercised only during the period, if any, within which the option to which it relates may be exercised.

     SECTION 7. TANDEM INCENTIVE STOCK OPTION - STOCK APPRECIATION RIGHT. Whenever an incentive stock option and a stock appreciation right are granted together and the exercise of one affects the right to exercise the other, the following requirements shall apply:

            (a) the stock appreciation right will expire no later than the expiration of the underlying incentive stock option;

            (b) the stock appreciation right may be for no more than the difference between the exercise price of the underlying option and the market price of the stock subject to the underlying option at the time the stock appreciation right is exercised;

            (c) the stock appreciation right is transferable only when the underlying incentive stock option is transferable, and under the same conditions;

            (d) the stock appreciation right may be exercised only when the underlying incentive stock option is eligible to be exercised; and

            (e) the stock appreciation right may be exercised only when the market price of the stock subject to the option exceeds the exercise price of the stock subject to the option.

For the purposes of Section 10 of the Incentive Stock Option Plan, a tandem incentive stock option-stock appreciation right will be considered exercised in full when either the underlying incentive stock option or the stock appreciation right is fully exercised.

                             MICHAELS STORES, INC.

                              AMENDED AND RESTATED
                              RESTRICTED STOCK PLAN


     SECTION 1. PURPOSE. The purpose of this Michaels Stores, Inc. (the "Company") Restricted Stock Plan, as amended and restated (the "Plan"), is to promote the growth and general prosperity of the Company by permitting the Company to grant shares of restricted Common Stock ("restricted stock") to its full-time, key employees. This Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries and to provide key employees with an additional incentive to contribute to the success of the Company. This Plan is part of the Company's Key Employee Stock Compensation Program (the "Program"). Unless any provision herein indicates to the contrary, this Plan shall be subject to the General Provisions of the Program.

     SECTION 2. TERMS AND CONDITIONS. Each restricted stock grant confers upon the recipient thereof the right to receive a specified number of shares of Common Stock of the Company in accordance with the terms and conditions of each participant's individual written agreement as set forth in Section 3. The general terms and conditions of the restricted stock awards shall be as follows:

             a. Any shares awarded hereunder to a participant shall be restricted for a period of time to be determined by the Board or the Committee, as applicable, for each participant at the time of the award, which period shall be not less than two years or more than five years. The restrictions shall prohibit the sale, assignment, transfer, pledge or other encumbrance of such shares, and will provide for possible reversion thereof to the Company in accordance with subparagraph (b) during the period of restriction.

             b. All restricted stock awarded under this Plan to a participant shall be forfeited and returned to the Company in the event the participant ceases to be employed by the Company or one of its subsidiaries prior to the expiration of the period of restriction, unless the participant's termination of employment is due to his or her death, total disability or retirement. Whether or not a participant has retired or is disabled will be subject to the sole discretion of the Board or the Committee, as applicable.

             c. In the event of a participant's death or total disability, the restrictions under subparagraph (a) will lapse with respect to all restricted stock awarded to the participant under this Plan prior to any such event, and the shares of Common Stock involved shall cease to be restricted stock within the meaning of this Plan and shall no longer be subject to forfeiture to the Company pursuant to subparagraph (b).

             d. In the event of a participant's retirement, the restrictions under subparagraph (a) shall continue to apply unless the Board or the Committee, as applicable, in its discretion shall shorten the restriction period.

             e. Stock certificates issued with respect to awards of restricted stock made under this Plan shall be registered in the name of the participant, but shall be delivered by him or her to the Company together with a stock power endorsed in blank. Each such certificate shall bear the following legend:

                 "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE, RESTRICTIONS ON TRANSFER AND CERTAIN OTHER TERMS AND CONDITIONS SET FORTH IN THE MICHAELS STORES, INC. RESTRICTED STOCK PLAN AND THE AGREEMENT BETWEEN THE REGISTERED OWNER OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND MICHAELS STORES, INC. ENTERED INTO PURSUANT TO SUCH PLAN."

             f. Upon the lapse of a restriction period as determined pursuant to subparagraph (a), the Company will return the stock certificates representing the shares with respect to which the restriction has lapsed to the participant or his or her legal representative, and pursuant to the instruction of the participant or his or her legal representative will issue a certificate for such shares which does not bear the legend set forth in subparagraph (e).

             g. If a participant receives any other securities or assets (other than ordinary cash dividends) with respect to restricted stock that is still subject to restrictions provided for in subparagraph (a), those securities or assets will be subject to the same restrictions provided for in subparagraph (a), will be subject to the same restrictions that may otherwise be applicable to the restricted stock under this Section 2 and shall be delivered by the participant to the Company as provided in subparagraph (e).

             h. From the time of grant of the restricted stock award, the participant shall be entitled to exercise all voting rights attributable to the restricted stock, subject to forfeiture of such voting rights and the stock as provided in subparagraph (b).

     SECTION 3. INDIVIDUAL AGREEMENTS. Each participant shall be required to enter into a written agreement with the Company as a pre-condition to receiving an award under this Plan. Pursuant to such agreement, the participant shall agree to be bound by the terms and conditions of this Plan, the awards made pursuant thereto, and such other matters, including without limitation compliance with withholding tax statutes and federal and state securities laws, rules and regulations, as the Board or the Committee, as applicable, determines appropriate.



                                      -2-